UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2019

Jason Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36051	46-2888322
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

833 East Michigan Street, Suite 900 Milwaukee, Wisconsin	53202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (414) 277-9300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	JASN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01  Entry into a Material Definitive Agreement

On December 13, 2019, Jason Incorporated and Jason International Holdings, Inc., which are indirect wholly owned subsidiaries of Jason Industries, Inc. (the "Company"), entered into an agreement (the "Agreement") with Morton Global, LLC and MHIG LLC (collectively, "Morton Global"), pursuant to which the Company sold its Metalex business for a purchase price of $5.0 million, subject to certain adjustments as set forth in the Agreement. The final purchase price is subject to a net working capital adjustment to be settled within 90 days of the closing date.

The Agreement includes customary representations, warranties and covenants by the respective parties. In addition, the Agreement provides for customary indemnification rights with respect to a breach of a representation, warranty or covenant by either party, and specified assumed and excluded liabilities.

On December 13, 2019, the Company issued a press release announcing the closing of the sale of Metalex. A copy of that press release is filed herewith as Exhibit 99.1.

Item 2.01  Completion of Acquisition or Disposition of Assets

As described in Item 1.01 of this Current Report on Form 8-K, on December 13, 2019, the Company completed the sale of its Metalex business ("Metalex") to Morton Global.

During 2019, Metalex was reported as part of the Engineered Components reportable segment and prior to 2019, had represented the entire Components reportable segment.

Item 9.01 Financial Statements and Exhibits

(b) Pro Forma Financial Information.

The unaudited pro forma consolidated financial statements of the Company as of September 27, 2019, for the nine months ended September 27, 2019, and for each of the years ended December 31, 2018, 2017, and 2016 and notes thereto are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

(d) Exhibits. The exhibits listed in the exhibit index below are being filed herewith:

EXHIBIT INDEX

Exhibit No.  Description
99.1  Press Release dated December 13, 2019
99.2  Unaudited Pro Forma Consolidated Financial Information of Jason Industries, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JASON INDUSTRIES, INC.

By: /s/ Chad M. Paris
Name: Chad M. Paris
Title: Senior Vice President and Chief Financial Officer

Date: December 13, 2019